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                           MEMBERS VARIABLE ANNUITY II

                       Supplement Dated December 31, 2003
                                       to
                          Prospectus Dated May 1, 2003

                            MEMBERS VARIABLE ANNUITY

                       Supplement Dated December 31, 2003
                                       to
                          Prospectus Dated May 1, 2003

Effective the date of this supplement, the following paragraph is added to page 13 for MEMBERS Variable Annuity and page 16 for MEMBERS Variable Annuity II of the prospectus ("Prospectus") dated May 1, 2003 (terms used and not defined herein shall have the same meanings ascribed to them in the Prospectus):

Between the dates of December 31, 2003 and April 30, 2004 the Company plans to allow a Dollar Cost Averaging (DCA) Transfer program (the "Program") to be set-up in conjunction with investments in the Contract that, as of December 31, 2003, are allocated to the 1 year guarantee period of the Fixed Account Option.

Participation in the Program will require that you transfer an equal portion of the Fixed Amount held in the 1 year guarantee period of the Fixed Account Option to the Subaccounts of the Variable Account through systematic (automatic) transfers, established by the Company in connection with the Program, over a period of 12 months (the "Program Period"). For Contract Owners who have multiple Fixed Amounts in the 1 year guarantee period, the transfers will occur on a first-in-first out (FIFO) basis.

Contract Owners who have transferred Fixed Contract Value to the Subaccounts pursuant to the Program and who subsequently elect to transfer such amounts back into a Fixed Account Option (with a guaranteed rate established as described in the Prospectus for a particular Fixed Period, including the 1 year guarantee period), will receive the specific guaranteed rate then in effect for such Fixed Period on the date of such transfer.

The Company may terminate the Program at any time for any reason. Contact your representative or the home office for information on how to initiate participation in the Program and transfer Fixed Contract Value from the 1 year guarantee period under the Fixed Account Option during the Program Period.